                                                                      EXHIBIT 99


NEWS RELEASE
FOR IMMEDIATE RELEASE
                                                           FOR MORE INFORMATION:
                                                    Gregg Waldon, Stellent, Inc.
                                                                  (952) 903-2003
                                                       gregg.waldon@stellent.com

                                                    Amanda Kohls or Molly Gaines
                                                     Haberman & Associates, Inc.
                                                                  (612) 338-3900
                                                          amanda@habermaninc.com
                                                           molly@habermaninc.com

STELLENT REPORTS FIRST QUARTER FINANCIAL RESULTS

REVENUE AND EARNINGS PER SHARE EXCEED COMPANY AND CONSENSUS ANALYST ESTIMATES

EDEN PRAIRIE, MN, JULY 22, 2003 -- Stellent, Inc. (Nasdaq: STEL), a global provider of content management solutions, announced today its financial results for the first quarter ended June 30, 2003.

         First quarter revenues were $17.4 million, a 3% sequential increase over the $16.8 million reported in the prior quarter and an increase of 2% from the $17.1 million reported for the same period last year. License revenues represented approximately 57%, and service revenues 43%, of the total gross revenue for the quarter ended June 30, 2003.

         The pro forma net loss was $2.7 million, or $0.12 per share on a basic and diluted share basis, for the quarter ended June 30, 2003, compared with a pro forma net loss of $5.0 million, or $0.22 per share on a basic and diluted share basis, for the quarter ended June 30, 2002. On a Generally Accepted Accounting Principles (GAAP) basis, the net loss for the quarter ended June 30, 2003 was $5.7 million, or $0.26 per share on a basic and diluted share basis, compared with a net loss of $9.6 million, or $0.43 per share on a basic and diluted share basis, for the quarter ended June 30, 2002.

         Stellent believes the pro forma results better reflect its operating performance as they exclude the effects of non-cash or non-recurring charges related primarily to expenses such as amortization of certain intangible assets and restructuring charges. Charges included in the GAAP results that were excluded from the pro forma results were amortization of intangible assets, amortization of capitalized software from acquisitions, acquisition costs and restructuring charges as indicated in the attached pro forma supplemental information.

         "I am pleased with the solid execution the Stellent team delivered during the first quarter," said Robert Olson, president and chief executive officer (CEO) for Stellent. "We exceeded consensus analyst estimates as well as our company guidance for both revenue and earnings per share. In addition, we maintained a strong cash position, with approximately $76 million in cash and marketable securities at the end of the quarter.

         "We secured more than 40 new accounts during the first quarter, including new Stellent(R) Content Management customers such as Raytheon, Sony Life, City of Seattle, Denver Water Authority, PMA Re and Buhler. We also continued Stellent Content Management rollouts across a number of our customers, demonstrating the strong demand for our products within our existing customer base. We expanded rollouts for

                                     -MORE-

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STELLENT REPORTS FIRST QUARTER FINANCIAL RESULTS                          PAGE 2


organizations including City of Mesa, Cox Communications, Dimon, Guidant, HBO, MG Rover, The New York Times, Premera Blue Cross, Rolex, Sabre and Scott County, Minn.

         "We continued to generate traction within our top vertical markets, with the e-government, health care/insurance and manufacturing verticals accounting for more than half of the transactions during the quarter. Additionally, our Content Components Division signed or renewed contracts with companies including EasyAsk, Fast Search and Transfer, IBM, Legato Systems, Inc., Oracle Corp., Sony Ericsson and Vredenburg.

         "During the first quarter, we successfully launched Stellent Site Studio, a new Web content management application offered as part of the Stellent Content Management suite, which addresses the substantial multi-site management opportunity in the market today. Site Studio enables companies building multiple Web sites to easily maintain centralized control over a site's architecture and presentation while distributing site development and management functions to business units. This new product garnered rave reviews from industry analysts, media and customers, and has already been a popular purchase among new and existing customers. In fact, we sold six copies of the software in the last two weeks of the first quarter.

         "Overall, during the quarter, we achieved many of the objectives we set forth at the end of our last fiscal year. We continued to grow revenues, establishing a strong foundation for further growth throughout the rest of the year. Our international operations contributed substantially to this revenue growth, accounting for 23 percent of revenue and helping us meet our goal of continued international expansion. We also launched two additional vertical initiatives during the quarter -- one for city and county governments and the other for the commercial real estate industry -- and saw early success in both of these programs.

         "We continue to build the internal infrastructure needed to support offerings that target lucrative markets such as manufacturing, insurance and the federal government. We also will continue to release point solutions that help companies address specific business challenges, such as Sarbanes-Oxley compliance. These strategies have already shown success for Stellent, and we expect them to continue to do so in the future."

OTHER RECENT HIGHLIGHTS

CUSTOMERS

o Stellent now has 1,989 total customers comprised of 1,112 corporate content management customers; 412 Content Components customers; and 465 corporate customers for its desktop viewing and conversion technology.

CORPORATE NEWS

o Stellent won a 2003 Editors' Choice Gold Award from WebSphere Advisor Magazine. The company was named the winner in the content management category and was recognized as having the strongest content management product for IBM WebSphere.

                                     -MORE-




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STELLENT REPORTS FIRST QUARTER FINANCIAL RESULTS                          PAGE 3


o Stellent won a "Best Solutions Award" from the Government Technology Conference (GTC), the largest and most respected technology conference for state and local government. The award recognizes companies who have created an e-government solution for a customer that resulted in significant benefits; Stellent received the award for the Stellent Content Management-based e-government initiative it developed with Scott County, Minn.

o Stellent announced in April that Phil Soran, co-founder and former CEO of XIOtech Corp. and current president and CEO of Compellent Technologies, was appointed to Stellent's board of directors.

o Stellent announced it will host its first global users conference, Crescendo 2003. The event will be held at the Walt Disney World Swan Hotel in Orlando, Fla., October 26 - 29.

PARTNERSHIPS AND ALLIANCES

o Stellent signed alliance agreements with CGI, Computer Sciences Corp., Granitar and ITNet.

PRODUCTS

o Stellent released a new Web content management application, Stellent Site Studio, which enables companies building multiple Web sites to easily maintain a desired degree of centralized control over architecture and presentation while distributing site development and management to business units.

o Stellent launched the Stellent City/County eGovernment Solution, offering a population-based, annual term license pricing model designed to accommodate county and municipal agencies' diverse application needs and budgets.

o Stellent launched at the Realcomm 2003 event in Chicago, Ill. a content and document management solution designed specifically for the commercial real estate industry. The Stellent Commercial Real Estate Solution provides paper-intensive real estate companies and corporations with internal property management needs with a hosted, Web-based application for more effectively sharing and accessing critical business documents such as leases, amendments and architectural drawings.

o Stellent's Content Components Division released Outside In(R) Image Export. The new product converts content in multiple document formats to image files, eliminating costs related to writing and maintaining custom image conversion technologies.

STELLENT REPORTS FIRST QUARTER FINANCIAL RESULTS                          PAGE 4



CONFERENCE CALL

         Stellent will host a first quarter earnings conference call for investors on Tuesday, July 22, 2003 at 4:00 p.m. CDT. Callers in the United States can dial 1-877-314-0396, and international callers can dial 1-706-643-3716 (conference ID is "Stellent, Inc."). Participants are encouraged to dial in at least five minutes before the start time. Time will be allotted for questions and answers. Investors unable to participate in the call may access a replay of the entire transcript through Tuesday, July 29, 2003. This will be available for U.S. callers at 1-800-642-1687 (ID #1741071) and international callers at 1-706-645-9291 (ID #1741071).

                                     -MORE-

STELLENT REPORTS FIRST QUARTER FINANCIAL RESULTS                          PAGE 5


ABOUT STELLENT, INC.

         Stellent, Inc. (www.stellent.com) is a global provider of content management solutions. The company's Stellent Content Management system enables customers to rapidly deploy line-of-business Web sites, such as employee portals and partner extranets, as well as enterprise-wide solutions that standardize content management for use by multiple sites and applications throughout an organization. Stellent has been ranked one of the top three content management vendors by industry analyst firms Gartner Dataquest, Giga Information Group and Aberdeen Group, and has more than 1,500 customers, including much of the Global 2000. Its customer roster includes Procter & Gamble, Merrill Lynch, Los Angeles County, British Red Cross, Aetna/ING, Target Corp., Janus, Emerson Process Management and various BlueCross BlueShield organizations across 15 states. Stellent is headquartered in Eden Prairie, Minn. and maintains offices throughout the United States, Europe and Asia-Pacific.

                                       ###

Any forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risk and uncertainties including, without limitation, risks of intellectual property litigation, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally and in the Web content management tools and intranet information management markets specifically, risks associated with competition and competitive pricing pressures, risks associated with foreign sales and higher customer concentration and other risks detailed in the Company's filings with the Securities and Exchange Commission.

Stellent and the Stellent logo are registered trademarks or trademarks of Stellent, Inc. in the USA and other countries. Outside In and Quick View Plus are registered trademarks of Stellent Chicago, Inc. in the USA and other countries. All other trade names are the property of their respective owner.

STELLENT REPORTS FIRST QUARTER FINANCIAL RESULTS                          PAGE 6





                                 STELLENT, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                     THREE MONTHS ENDED
                                                                          JUNE 30,
                                                                    2003           2002
                                                                  --------       --------
Revenues:
  Product licenses .........................................      $  9,845       $ 11,118
  Services .................................................         7,542          5,937
                                                                  --------       --------
Total revenues .............................................        17,387         17,055
                                                                  --------       --------

Cost of revenues:
  Product licenses .........................................         1,100          1,799
  Amortization of capitalized software from acquisitions ...           521            474
  Services .................................................         3,798          3,076
                                                                  --------       --------
Total cost of revenues .....................................         5,419          5,349
                                                                  --------       --------

Gross profit ...............................................        11,968         11,706
                                                                  --------       --------

Operating expenses:
  Sales and marketing ......................................         9,962         10,307
  General and administrative ...............................         2,324          2,722
  Research and development .................................         3,175          4,724
  Amortization of acquired intangible assets and other .....         1,652          1,661
  Restructuring charges ....................................           812          2,504
                                                                  --------       --------
Total operating expenses ...................................        17,925         21,918
                                                                  --------       --------

Loss from operations .......................................        (5,957)       (10,212)

Other:
  Interest income, net .....................................           292            601
                                                                  --------       --------

Net loss ...................................................      $ (5,665)      $ (9,611)
                                                                  ========       ========

Net loss per common share-Basic and Diluted ................      $  (0.26)      $  (0.43)

Weighted average common shares outstanding - Basic and
Diluted .................................................. ..       21,830         22,363

STELLENT REPORTS FIRST QUARTER FINANCIAL RESULTS                          PAGE 7





                                 STELLENT, INC.
                       PRO FORMA SUPPLEMENTAL INFORMATION
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                              THREE MONTHS ENDED
                                                                    JUNE 30,
SUPPLEMENTAL INFORMATION:                                     2003           2002
                                                            --------       --------

Net loss .............................................      $ (5,665)      $ (9,611)
Add back charges:
  Amortization of acquired intangible assets and
    other.............................................         1,652          1,661
  Amortization of capitalized software from
    acquisitions......................................           521            474
  Restructuring charges ..............................           812          2,504
                                                            --------       --------
Total add back charges ...............................         2,985          4,639
                                                            --------       --------
Pro forma net loss before pro forma income taxes .....        (2,680)        (4,972)
Pro forma income taxes ...............................            --             --
                                                            --------       --------
Pro forma net loss ...................................      $ (2,680)      $ (4,972)
                                                            ========       ========

Pro forma basic and diluted net loss per share .......      $  (0.12)      $  (0.22)

Weighted average common shares outstanding - Basic
and diluted ..........................................        21,830         22,363


This supplemental financial information is presented for informational purposes only and is not a substitute for the historical financial information presented in accordance with accounting principles generally accepted in the United States.

Pro forma net income (loss) per share is computed using the weighted average number of shares of Common Stock outstanding. The Company has included the effect of options and warrants for common stock as calculated using the treasury stock method, when dilutive. The effect of using options and warrants would be anti-dilutive for each period, and therefore, was not included in the calculation.

STELLENT REPORTS FIRST QUARTER FINANCIAL RESULTS                          PAGE 8



                                 STELLENT, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                        JUNE 30,       MARCH 31,
                                                                         2003            2003
                                                                       ---------       ---------
ASSETS
Current assets:
  Cash, cash equivalents and short-term marketable securities ...      $  61,348       $  65,936
  Accounts receivable, net ......................................         17,352          15,602
  Prepaid royalties .............................................          2,089           2,335
  Prepaid expenses and other ....................................          4,500           3,423
                                                                       ---------       ---------
Total current assets ............................................         85,289          87,296

Long-term marketable securities .................................         14,800          15,233
Property and equipment, net .....................................          4,909           4,830
Prepaid royalties, net of current ...............................          1,441           1,934
Goodwill, net ...................................................         12,703          12,703
Other intangible assets, net ....................................          2,664           4,837
Investments and notes in other companies ........................          1,136           1,136
Other ...........................................................          1,595           1,740
                                                                       ---------       ---------

Total assets ....................................................      $ 124,537       $ 129,709
                                                                       =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable ..............................................      $   2,387       $   2,287
  Deferred revenues .............................................          8,827           9,187
  Commissions payable ...........................................          1,394           1,353
  Accrued expenses and other ....................................          5,618           4,646
                                                                       ---------       ---------
Total current liabilities .......................................         18,226          17,473

Shareholders' equity
  Common stock ..................................................            218             219
  Additional paid-in capital ....................................        186,660         186,919
  Accumulated deficit ...........................................        (80,567)        (74,902)
                                                                       ---------       ---------
  Total shareholders' equity ....................................        106,311         112,236
                                                                       ---------       ---------

Total liabilities and shareholders' equity ......................      $ 124,537       $ 129,709
                                                                       =========       =========